                                                                    EXHIBIT 10.2

                         LATITUDE COMMUNICATIONS, INC.

                                1993 STOCK PLAN


  1.  Purposes of the Plan.  The purposes of this Stock Plan are to attract and
      --------------------
retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

  2.  Definitions.  As used herein, the following definitions shall apply:
      -----------

      (a)  "Administrator" means the Board or any of its Committees appointed
            -------------
pursuant to Section 4 of the Plan.

      (b)  "Applicable Laws" means the legal requirements relating to the
            ---------------
administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

      (c) "Board" means the Board of Directors of the Company.
           -----

      (d) "Code" means the Internal Revenue Code of 1986, as amended.
           ----

      (e)  "Committee"  means the Committee appointed by the Board of Directors
            ---------
in accordance with paragraph (a) of Section 4 of the Plan.

      (f) "Common Stock" means the Common Stock of the Company.
           ------------

      (g) "Company" means Latitude Communications, Inc., a California
           -------
corporation.

      (h)  "Consultant" means any person, including an advisor, who is engaged
            ----------
by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.
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      (i)  "Continuous Status as an Employee" means the absence of any
            --------------------------------
interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

      (j)  "Employee" means any person, including officers and directors,
            --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

      (l) "Fair Market Value" means, as of any date, the value of Common Stock
           -----------------
determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     (m)  "Incentive Stock Option" means an Option intended to qualify as an
           ----------------------
incentive stock option within the meaning of Section 422 of the Code.

     (n)  "Listed Security" means any security of the Company that is listed or
           ---------------
approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

     (o)  "Nonstatutory Stock Option" means an Option not intended to qualify
           -------------------------
as an Incentive Stock Option.

     (p) "Option" means a stock option granted pursuant to the Plan.
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                                      -2-
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     (q) "Optioned Stock" means the Common Stock subject to an Option or a Stock
          --------------
Purchase Right.

     (r) "Optionee" means an Employee or Consultant who receives an Option or
          --------
Stock Pur chase Right.

     (s) "Parent" means a "parent corporation", whether now or hereafter
         ------
existing, as defined in Section 424(e) of the Code.

     (t) "Plan" means this 1993 Stock Plan.
          ----

     (u) "Restricted Stock" means shares of Common Stock acquired pursuant to a
          ----------------
grant of a Stock Purchase Right under Section 11 below.

     (v) "Share" means a share of the Common Stock, as adjusted in accordance
          -----
with Section 13 below.

     (w)  "Stock Purchase Right" means the right to purchase Common Stock
           --------------------
pursuant to Section 11 below.

     (x)  "Subsidiary" means a "subsidiary corporation", whether now or
           ----------
hereafter existing, as defined in Section 424(f) of the Code.

  3.  Stock Subject to the Plan. Subject to the provisions of Section 13 of the
      -------------------------
Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,555,000/1/ shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.


      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

  4.  Administration of the Plan.
      --------------------------

          (a)  Procedure.
               ---------

              (i)  Administration With Respect to Directors and Officers.  With
                   -----------------------------------------------------
respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan so as to permit such Options and Stock Purchase Rights to qualify for the exemption set forth in Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3"), or
(B) a committee designated by the Board to administer the Plan, which committee shall be constituted in

_____________________
/1/ Adjusted to reflect the proposed three-for-two stock split to be effected prior to the Company's initial public offering.

such a manner as to permit Options and Stock Purchase Rights to qualify for the exemption set forth in Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3.

          (ii)  Multiple Administrative Bodies.  If permitted by Rule 16b-3,
                ------------------------------
the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

          (iii) Administration With Respect to Consultants and Other Employees.
                --------------------------------------------------------------
With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (b)  Powers of the Administrator.  Subject to the provisions of the Plan
          ---------------------------
and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

          (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

          (v)   to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

          (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

          (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

     (c)  Effect of Administrator's Decision.  All decisions, determinations and
     ----------------------------------
     interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

5.   Eligibility.
     -----------

     (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

  6. Term of Plan.  The Plan shall become effective upon the earlier to occur
     ------------
of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

  7.  Term of Option.  The term of each Option shall be the term stated in the
      --------------
Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.   Option Exercise Price and Consideration.
     ---------------------------------------

     (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

          (i)  In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option

               (A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

               (B) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any other person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

  9.  Exercise of Option.
      ------------------

     (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option granted
          -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b)  Termination of Employment.  Subject to Section 13(d), in the event of
          -------------------------
termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, but only within such period of time (not less than thirty (30) days) as determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. Subject to Section 13(d), to the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (c)  Disability of Optionee.
          ----------------------

          (i) Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of any disability not constituting a total and permanent disability he may, but only within six (6) months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination; provided, however, that if such Optionee fails to exercise any Incentive Stock Option within three (3) months from the date of termination of employment, such Option shall be treated for federal income tax purposes as a Nonstatutory Stock Option. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee.  In the event of the death of an Optionee,
               -----------------
the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
               ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  An Option or Stock Purchase Right may
          ------------------------------
not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at that time, the purchase price of Shares subject to the Stock Purchase Right shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence, then with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability), subject to Section 13(d). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cash or cancellation of purchase money indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, provided however that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer, director or consultant of the Company or any Parent of Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year if required by the Applicable Laws.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d)  Rights as a Shareholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Sale of Assets.  In the event of a proposed sale of all
               ------------------------
or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's stockholders (a "Change of Control"), each outstanding Option
                                  -----------------
or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For purposes of this Section 13(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such merger or sale of assets, each holder of an Option or a Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of such transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 13).

               In the event that, following a Change of Control, the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, then (x) in the case of an Option, the unvested shares under such Option shall automatically be accelerated such that an additional 50% of the total number of unvested shares as of the effective date of the Change of Control shall automatically become vested, and (y) in the case of a Stock Purchase Right, any rights of repurchase with respect to such Stock Purchase Right shall automatically terminate with respect to 50% of the total number of unvested shares as of the effective date of the Change of Control, and the Company shall provide written notice to the holder of the Option or Stock Purchase Right of the termination of such vesting provisions or rights of repurchase. In the case of an Option, the holder shall be entitled to exercise such Option for a period of 15 business days following the date that such notice is given.

          (d)  Termination Following A Change of Control.  If the holder of an
               -----------------------------------------
Option or Stock Purchase Right is an employee of the Company and such holder's employment terminates as a result of Involuntary Termination other than for Cause (as such terms are defined below) at any time within 24 months following a Change of Control, then, subject to Subsection (e) below, then (x) in the case of an Option, the unvested shares under such Option shall automatically be accelerated such that an additional 50% of the total number of unvested shares as of the effective date of such Involuntary Termination shall automatically become vested, and (y) in the case of a Stock Purchase Right, any rights of repurchase with respect to such Stock Purchase Right shall automatically terminate with respect to 50% of the total number of unvested shares as of the effective date of the Involuntary Termination. Notwithstanding the foregoing, no such vesting acceleration shall occur if such vesting acceleration would cause a contemplated Change of Control transaction that was intended to be accounted for as a "pooling-of-interests" transaction to become ineligible for such accounting treatment under generally accepted accounting principles, as determined by the Company's independent public accountants (the "Accountants") prior to the Change of Control.

          (e)  Limitation on Payments.  In the event that the vesting
               ----------------------
acceleration provided for in Subsection (c) above (i) constitutes "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) but for this Subsection (e), would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then the vesting acceleration pursuant to Subsection (c) above shall be either

               (i)  delivered in full, or

               (ii) delivered as to such lesser extent which would result in no portion of such severance benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by
Section 4999, results in the receipt by the holder of an Option or Stock Purchase Right on an after-tax-basis, of the greater amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code. Any determination required under this Subsection (e) shall be made in writing by the Company's independent accountants, whose determination shall be conclusive and binding on the Company and all holders of Options and Stock Purchase Rights for all purposes. In the event that subdivision (i) above applies, then the holder of the Option or Stock Purchase Rights shall be responsible for any excise taxes imposed with respect to such severance and other benefits. In the event that subdivision (ii) above applies, then each benefit provided hereunder shall be proportionately reduced to the extent necessary to avoid imposition of such excise taxes.

          (f)  Definition of Terms.  The following terms used in Subsections
               -------------------
(d) through (e) shall have the following meanings:

               (i)  Cause.  "Cause" shall mean (i) gross negligence or willful
                    -----
misconduct in the performance of an employee's duties to the Company; (ii) repeated unexplained or unjustified absence from the Company; (iii) a material and willful violation of any federal or state law; (iv) refusal or failure to act in accordance with any specific direction or order of the Company; (v) commission of any act of fraud with respect to the Company; or (vi) conviction of or plea of no contest to a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in each case as determined by the Board of Directors of the Company.

               (ii) Involuntary Termination.  "Involuntary Termination" shall
                    -----------------------
mean (i) without an employee's express written consent, the significant reduction of such employee's duties, authority or responsibilities, relative to the such employee's duties, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to the employee of such reduced duties, authority or responsibilities, provided, however, that the assignment of the employee to a position with the same title as the employee then holds, or substantially similar title, in a business unit, division or subsidiary of the Company following a Change of Control or a company into which the Company is merged in a Change of Control or otherwise acquiring assets or voting shares of the Company in connection with a Change of Control, or a parent of such a company, shall not constitute a significant reduction of duties, authority or responsibilities;
(ii) a material reduction by the Company in the base salary of the employee as in effect immediately prior to such reduction; (iii) a material reduction by the Company in the kind or level of employee benefits, including bonuses, to which the employee was entitled immediately prior to such reduction with the result that the employee's overall benefits package is significantly reduced; (iv) the relocation of the employee to a facility or a location more than fifty miles from the employee's then present location, without the employee's express written consent; or (v) any act or set of facts or circumstances which would, under California case law or statute, constitute a constructive termination of the employee.

     14.  Time of Granting Options and Stock Purchase Rights.  The date of
          --------------------------------------------------
grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written agreements in such form as the Board shall approve from time to time.

     19.  Shareholder Approval.  If required by the Applicable Laws,
          --------------------
continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under the Applicable Laws.

     20.  Information to Optionees and Purchasers.  Prior to the date, if any,
          ---------------------------------------
on which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of all annual reports and other information which are provided to all shareholders of the Company and at least annually, financial statements of the Company, including a statement of operations for the most recent fiscal year and a balance sheet as of the end of such fiscal year.

                         LATITUDE COMMUNICATIONS, INC.

                                1993 STOCK PLAN

                         NOTICE OF STOCK OPTION GRANT


Optionee's Name and Address:
((Optionee))

_________________________
_________________________


     You have been granted an option to purchase Common Stock of Latitude Communications, Inc. (the "Company") as follows:

     Grant Number                                 ((GrantNo))

     Date of Grant                                ((GrantDate))

     Option Price Per Share                       $((PricePerShar))

     Total Number of Shares Granted               ((Shares))

     Total Price of Shares Granted                ((TotalPrice))

     Type of Option:                       _____  Incentive Stock Option
                                           _____  Nonstatutory Stock Option

     Term/Expiration Date:                        ((ExpirationDate))

     Vesting Commencement Date:                   ((VestingStartDate))

Exercise Schedule:

     Subject to the terms of the attached Stock Option Agreement, the Option shall become exercisable cumulatively, to the extent of ____ * of the Shares subject to the Option on the first anniversary of the Vesting Commencement Date, and ____ * of the Shares at the end of each month thereafter.


_________________________
* No less than 20% per year.

     Termination Period:

     The option may be exercised for a period of 60 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1993 Stock Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

((Optionee)):                                     LATITUDE COMMUNICATIONS, INC.

________________________________________          By:___________________________
Signature

________________________________________          Title:________________________
Print Name

                         LATITUDE COMMUNICATIONS, INC.

                                1993 STOCK PLAN

                            STOCK OPTION AGREEMENT


     1.   Grant of Option. Latitude Communications, Inc., a California
          ---------------
corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the Latitude Communications, Inc. 1993 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

     If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2.   Exercise of Option. This Option shall be exercisable during its term
          ------------------
in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

          (i)  Right to Exercise.
               -----------------

               (a)  This Option may not be exercised for a fraction of a share.

               (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

               (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (ii) Method of Exercise. This Option shall be exercisable by written
               ------------------
notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Optionee's Representations. In the event the Shares purchasable
          --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, make the requisite investment representations set forth in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such form.

     4.   Method of Payment. Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          (i)   cash; or

          (ii)  check; or

          (iii) surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     5.   Restrictions on Exercise. This Option may not be exercised (i) until
          ------------------------
such time as the Plan has been approved by the shareholders of the Company, or
(ii) if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.   Termination of Relationship. In the event of termination of Optionee's
          ---------------------------
consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7.   Disability of Optionee.
          ----------------------

               (i) Notwithstanding the provisions of Section 6 above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) Notwithstanding the provisions of Section 6 above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of any disability not constituting a total and permanent disability he may, but only within six (6) months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination; provided, however, that if such Optionee fails to exercise any Incentive Stock Option within three (3) months from the date of termination of employment, such Option shall be treated for federal income tax purposes as a Nonstatutory Stock Option. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     8.   Death of Optionee. In the event of the death of Optionee, the Option
          -----------------
may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     9.   Non-Transferability of Option. This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     11.  Taxation Upon Exercise of Option.  Optionee understands that, upon
          --------------------------------
exercising a nonstatutory Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     If the Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (i)   the election must be made on or prior to the applicable Tax
Date;

          (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (iii) all elections shall be subject to the consent or disapproval of the Administrator;

          (iv) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     12.  Tax Consequences. Set forth below is a brief summary as of the date of
          ----------------
this Option of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (i)   Exercise of ISO. If this Option qualifies as an ISO, there will
                ---------------
be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (ii)  Exercise of Nonstatutory Stock Option. If this Option does not
                -------------------------------------
qualify as an ISO, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (iii) Disposition of Shares. In the case of an NSO, if Shares are held
                ---------------------
for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

          (iv)  Notice of Disqualifying Disposition of ISO Shares. If the Option
                -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

                              Latitude Communications, Inc.,
                              a California corporation

                              By: _____________________________


     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS OR HER EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.


Dated: _______________            ______________________________
                                              Optionee

                                   EXHIBIT A
                                   ---------

                                1993 STOCK PLAN

                                EXERCISE NOTICE


Latitude Communications, Inc.

_________________________
_________________________
Attention: Chief Financial Officer

     1.   Exercise of Option. Effective as of today, ___________, 19__, the
          ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Latitude Communications, Inc. (the "Company") under and pursuant to the Company's 1993 Stock Plan, as amended (the "Plan") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated ________ (the "Option Agreement").

     2.   Representations of Optionee. Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3.   Compliance with Securities Laws. Optionee understands and acknowledges
          -------------------------------
that the Shares may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and, not standing any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

     4.   Federal Restrictions on Transfer. Optionee understands that the Shares
          --------------------------------
may not have been registered under the 1933 Act and, in such event, cannot be resold and must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the 1933 Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the Closing, such issuance will be exempt from registration under the 1933 Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of the Closing, then securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and
(4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

     5.   Rights as Shareholder. Until the stock certificate evidencing such
          ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     6.   Company's Right of First Refusal. Before any Shares held by Optionee
          --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal, subject to the provisions of Section 6(g) below, to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a)  Notice of Proposed Transfer. The Holder of the Shares shall
               ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder pro poses to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b)  Exercise of Right of First Refusal. At any time within thirty
               ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c)  Purchase Price. The purchase price ("Purchase Price") for the
               --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d)  Payment. Payment of the Purchase Price shall be made, at the
               -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding purchase money indebtedness of the Holder to the Company for the purchase price of the Shares or a portion thereof or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e)  Holder's Right to Transfer. If all of the Shares proposed in the
               --------------------------
Notice to be transferred to a given Proposed Trans feree are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the trans fer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g)  Termination of Right of First Refusal. The Right of First Refusal
               -------------------------------------
shall terminate at such time as a public market exists for the Company's capital stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "Public Market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

     7.   Tax Consultation. Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or dis-position of the Shares and that Optionee is not relying on the Company for any tax advice.

     8.   Restrictive Legends and Stop Transfer Orders.
          --------------------------------------------

          (a)  Legends. Optionee understands and agrees that the Company shall
               -------
cause the legends set forth below or legends subtially equivalent thereto, to the extent the Company determines such legends to be applicable, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
          TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN
          AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS
          SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY
          CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF

          CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

     Optionee understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached hereto.

          (b)  Stop Transfer Notices. Optionee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer. The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     9.   Market Standoff Agreement. Optionee hereby agrees that if so requested
          -------------------------
by the Company or any representative of the under writers in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180 day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180 day period.

     10.  Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     11.  Interpretation. Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     12.  Governing Law; Severability. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     13.  Notices. Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     14.  Further Instruments. The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     15.  Delivery of Payment. Optionee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     16.  Entire Agreement. The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.


Submitted By:                                Accepted By:



OPTIONEE:                                    LATITUDE COMMUNICATIONS, INC.


____________________________________         By:  ___________________________
     Signature
                                             Its: ___________________________


Address:                                     Address:
-------      _______________________         -------      ___________________

             _______________________                      ___________________

                            RESTRICTION ON TRANSFER
                            -----------------------

Rule 260.141.11 of the Rules of the California Commissioner:
 260.141.11:  RESTRICTION ON TRANSFER
              -----------------------
  (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

     (1)  to the issuer;

     (2)  pursuant to the order or process of any court;

     (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

     (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

     (5)  to holders of securities of the same class of the same issuer;

     (6)  by way of gift or donation inter vivos or on death;

     (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

     (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

     (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

     (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or sub division (a) of Section 25143 is in effect with respect to such qualification;

     (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

     (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of
Section 25143 is in effect with respect to such qualification;

     (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

     (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

     (15) by the State Controller pursuant to the Unclaimed Property Law or by the adminis trator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

     (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

     (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of
Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

  (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

    "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                                                    EXHIBIT 10.2


                         LATITUDE COMMUNICATIONS, INC.

                        COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement ("Agreement") is made as of _______________, ((Year)) by and between LATITUDE COMMUNICATIONS, INC., a California corporation (the "Company"), and ((Purchaser)) ("Purchaser"), pursuant to the Latitude Communications, Inc. 1993 Stock Plan.

     1.   Sale of Stock.  Subject to the terms and conditions hereof, on the
          -------------
Closing Date the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, ((NoOfShares)) shares of the Company's Common Stock (the "Shares") at a purchase price of $((PricePerShare)) per Share for a total purchase price of $((TotalPrice)). The term "Shares" refers to the purchased Shares and all securities received in replacement of Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   Closing; Security Interest.
          --------------------------

          (a) The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as to which they may agree (the "Closing Date").

          (b) At the Closing, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by him (which shall be issued in Purchaser's name) against payment of the purchase price therefor. The purchase price for the Shares shall be paid to the Company by check rendered to the Company in the amount of $((CheckAmt)) or by delivery to the Company of Purchaser's full recourse promissory note (the "Note") for the balance of the purchase price, if any, in the form attached hereto as Attachment B.

          (c)  With respect to the Note, the parties agree to the following:

               (1) The Note shall become payable in full upon the earlier to occur of (i) the voluntary or involuntary termination or cessation of Purchaser's status as an employee of or consultant with the Company, for any reason, with or without cause (including death or disability), or (ii) the expiration of the Company's repurchase option as set forth in paragraph 3(a) hereof.

               (2) Purchaser shall deliver to the Secretary of the Company (hereinafter referred to as the "Pledge Holder") all certificates representing the Shares and two executed blank stock assignments for use in transferring all or a portion of such Shares to the Company if, as and when required under this paragraph 2(c) or under any other provision of this Agreement, including, without limitation, paragraph 3 hereof.

               (3) As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in, and pledges with and delivers to the Company, Purchaser's Shares (sometimes referred to herein as the "Collateral").

                    In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

               (4) In the event of any foreclosure of the security interest, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchase of the Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws.

               (5) In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a Secured Party under the California Commercial Code, including the right to sell the Collateral at a private or public sale, and the right to repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

                    (i) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

                    (ii) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

                    (iii) Any remaining proceeds shall be delivered to Purchaser.

               (6) Upon full payment by Purchaser of all amounts due on the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations hereunder; provided, however, that Pledge Holder shall nevertheless retain such Shares as escrow agent if, at the time of full payment by Purchaser, such Shares are still subject to restrictions under paragraph 3 hereof.

     3.   Limitations on Transfer.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's repurchase option, except as provided in Section 3(h) below. After any Shares have been released from such repurchase option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with Sections 3(b) and 3(c) below and applicable securities laws.

          (a)  Repurchase Option.
               -----------------

               (1) In the event of the voluntary or involuntary termination of the employment of Purchaser by the Company, any partnership of which the Company is a partner or any subsidiary thereof, for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of 60 days from such date to repurchase the Shares held by Purchaser as of such date that have not yet been released from the Company's repurchase option at the original purchase price per Share specified in paragraph 1. The option shall be exercised by the Company by written notice to Purchaser or his executor and, at the Company's option, (i) by delivery to the Purchaser or his executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (ii) in the event the Purchaser is indebted to the Company for the purchase price of the Shares or a portion thereof, by cancellation by the Company of an amount of such purchase money indebtedness equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and
(ii) so that the combined payment and cancellation of purchase money indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser. One hundred percent (100%) of the Shares purchased by Purchaser shall initially be subject to the Company's repurchase option as set forth above. Thereafter, such Shares held by Purchaser shall be released from the Company's repurchase option under this paragraph 3(a) as follows (provided in each case that Purchaser's status as an employee of or consultant with the Company has not been terminated prior to the date of any such release): 1/4 of the Shares shall be released from the repurchase option on the first anniversary of ((VestingDate)), and 1/48th of the Shares shall be released from the repurchase option at the end of each month thereafter, until all Shares are released from the repurchase option. Fractional shares shall be rounded to the nearest whole share.

               (2) Notwithstanding the foregoing, in the event that the Company reasonably determines that exercise of the repurchase option within the 60-day period described in paragraph (1) above could result in "qualified small business stock" (as defined by Section 1202(c) of the Internal Revenue Code of 1986) issued by the Company to any shareholder other than Purchaser to no longer meet the requirements of that section, then the Company shall give written notice of its intention to repurchase all or any portion of the Shares within such time period, but the actual repurchase of such Shares shall be deferred for such period of time (up to one year following the termination date) as the Company reasonably determines is necessary to avoid such disqualification. In such event, the purchase price for the Shares shall be delivered to Purchaser and title to the Shares shall pass to the Company only upon the expiration of such period, and the Purchaser shall retain all rights of ownership of the Shares until that time.

          (b)  Right of First Refusal.  In the event, at any time after the date
               ----------------------
of this Agreement, the Purchaser or his transferee desires to sell or transfer in any manner the Shares as to which the option provided in paragraph 3(a) above is not applicable or has expired unexercised, he shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) upon which he is proposing or is to dispose of said Shares. Said right of first refusal shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the Purchaser of the terms and conditions of said proposed sale or transfer and the name, address and phone number of each proposed buyer or transferee. If the Company desires to exercise such right of first refusal, it shall notify Purchaser in writing within such thirty day period. In the event the Shares are not disposed of on such terms within 120 days following lapse of the period of the right of first refusal provided to the Company or if the Purchaser proposes to change the price or other terms to make them more favorable to the buyer, they shall once again be subject to the right of first refusal herein provided.

          (c)  Involuntary Transfer. In the event, at any time after the date of
               --------------------
this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty
(30) days following receipt by the Company of written notice by the person acquiring the Shares.

          (d)  Price for Involuntary Transfer.  With respect to any stock to be
               ------------------------------
transferred pursuant to paragraph 3(c), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. The decision of the Board of Directors as to the purchase price shall be final.

          (e)  Assignment. The rights of the Company to purchase any part of the
               ----------
Shares under this paragraph 3 may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (f)  Restrictions Binding on Transferees. All transferees of Shares or
               -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Company's option to repurchase under paragraph 3. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

          (g)  Termination of Refusal Right. The right of first refusal granted
               ----------------------------
the Company by paragraph 3(b) above and the rights with respect to involuntary transfers granted by paragraph 3(c) above shall terminate at such time as a public market exists for the Company's capital stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "Public Market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934) or (ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

               Upon termination of the right of first refusal and the rights with respect to involuntary transfers imposed by this Agreement and the expiration or exercise of the Company's repurchase option described in paragraph 3(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in paragraph 6(b) herein and delivered to Purchaser.

          (h)  Exempt Transfers.  The restrictions on transfer of this paragraph
               ----------------
3 shall not apply to a transfer to Purchaser's ancestors or descendants or spouse or to a trustee for their benefit, provided that such transferee shall agree in writing to take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

          (i)  Market Standoff Agreement.  Notwithstanding the foregoing,
               -------------------------
Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act of 1933, as amended (the "Securities Act"), which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     4.   Escrow. For purposes of facilitating the enforcement of the provisions
          ------
 of paragraph 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for his Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment C executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company to hold said certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms hereof. Purchaser hereby acknowledges that the Secretary of the Company is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.   Investment Representations.  In connection with the purchase of the
          --------------------------
Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser has a preexisting personal or business relationship with the Company and its officers and directors, and sufficient business or financial experience so that Purchaser has the capacity to protect his or her own interests in connection with Purchaser's purchase of Shares hereunder. Purchaser is purchasing these securities for investment for his own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the Closing, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of the Closing, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

     6.   Legends. The certificate or certificates representing the Shares shall
          -------
bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

     (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

     (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     7.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or association with the Company, for any reason, with or without cause.

     8.  Section 83(b) Election.  Purchaser understands that Section 83(a) of
         ----------------------
the Internal Revenue Code of 1986 (the "Code") taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the repurchase option set forth in paragraph 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the repurchase option expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid tax treatment under Section 83(a) in the future. The form for making Purchaser's election is attached hereto. Purchaser understands that the failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his federal income tax return for the calendar year in which the date of this Agreement falls.

     9.   Miscellaneous.
          -------------

          (a) This Agreement may be amended by written agreement between the Company and Purchaser.

          (b) Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, attention the President, and if to Purchaser, at Purchaser's address as shown on the stock records of the Company.

          (c) The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                        LATITUDE COMMUNICATIONS, INC.

                                        By: ___________________________

                                        Title: __________________________

                                        PURCHASER: ((Purchaser))

                                        _______________________________
                                        (Signature)

                                        Address:   ((StreetAddress))
                                                   ((CityState))

                                 ATTACHMENT A
                                 ------------

                               CONSENT OF SPOUSE


     I, ((SpouseName)) spouse of ((Purchaser)), have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                        _______________________________
                                        ((SpouseName))

                                 ATTACHMENT B
                                 ------------

                                 FULL RECOURSE
                                PROMISSORY NOTE


$((NoteAmt))                                         _______________, California
                                                           ____________________,

     At the times hereinafter stated, for value received, the undersigned promises to pay to Latitude Communications, Inc., a California corporation (the "Company"), or order, at its principal office, the principal sum of $NoteAmt~ with interest from the date hereof at a rate of ______% per annum, compounded semiannually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on ___________, 200___.

     Upon any termination of the employment between the undersigned and the Company or its subsidiary, this Note shall be immediately due and payable.

     Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

     Should the interest not be so paid, it shall be added to the principal and thereafter bear interest at the rate payable on the principal hereof, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of principal or interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Purchaser's Common Stock Purchase Agreement of even date herewith between the maker and the Company.


                                    _____________________________
                                    ((Purchaser))

                                 ATTACHMENT C
                                 ------------


                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("Purchaser") and LATITUDE COMMUNICATIONS, INC. dated ______________________, (the "Agreement"), Purchaser hereby sells, assigns and transfers unto _______________________________________________
(________) shares of the Common Stock of LATITUDE COMMUNICATIONS, INC. standing in Purchaser's name on the books of said corporation represented by Certificate No. ____________ herewith and does hereby irrevocably constitute and appoint __________________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.
THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.


Dated: ____________________.

                                        Signature:


                                        _______________________________
                                        ((Purchaser))



Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                         ACKNOWLEDGEMENT BY PURCHASER
                         ----------------------------


     The undersigned, a purchaser of Common Stock of Latitude Communications, Inc. (the "Company"), hereby acknowledges that he/she has had the opportunity to review and discuss with officers of the Company the following documents concerning such purchase of Common Stock:

     (a) Form of Common Stock Purchase Agreement to be signed in connection with such purchase.

     (b) Form of stock certificate assignment in blank to be signed as required by the Common Stock Purchase Agreement.

     (c) Form of election pursuant to Section 83(b) of the Internal Revenue Code concerning such purchase of shares.

     (d)  Letter from legal counsel of the Company explaining such tax election.

     The undersigned further acknowledges that he/she has a preexisting business relationship with the officers of the Company.

Dated:  _______________, 19___


                                    _____________________________
                                    ((Purchaser))

                                    ((StreetAddress))
                                    ((CityState))

                                    _____________________________
                                    Spouse (if any)

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:   ((Purchaser))

     NAME OF SPOUSE:     ((SpouseName))

     ADDRESS:  ((StreetAddress))
               ((CityState))

     IDENTIFICATION NO. OF TAXPAYER:  ((PurchaserSSN))

     IDENTIFICATION NO. OF SPOUSE:    ((SpouseSSN))

     TAXABLE YEAR: ((Year))

2. The property with respect to which the election is made is described as follows:

     ((NoOfShares)) shares of the Common Stock (the "Shares"), par value $.001 per share, of LATITUDE COMMUNICATIONS, INC., a California corporation.

3. The date on which the property was transferred is: ____________________, ((Year)).

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of LATITUDE COMMUNICATIONS, INC. upon termination of taxpayer's employment, consulting, officer or director relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $((TotalPrice))

6.   The amount (if any) paid for such property:  $((TotalPrice))

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
--------------------------------------------

Dated:  __________________, 19__      __________________________________
                                           ((Purchaser))

The undersigned spouse of taxpayer joins in this election.

Dated:  __________________, 19__      __________________________________
                                         Spouse (if any)